MFS(R) Government Securities Fund
MFS(R) Limited Maturity Fund



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Supplement to the current prospectus

Effective immediately, the bulleted items describing eligible investors for Class I shares, under the section entitled "V - Description of Share Classes" are replaced in their entirety by the following:

Class I shares generally are available only to the following eligible investors:

     o certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     o    funds distributed by MFD that invest primarily in shares of MFS funds;

     o retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     o certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.


                  The date of this supplement is April 1, 2007.